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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 1999

                 LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                333-59597                              39-1715851
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)
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       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2057
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100





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ITEM 5. OTHER EVENTS

         On July 15, 1999, Lakehead Pipe Line Partners, L.P. ("Lakehead") issued a press release (the "Press Release") announcing its financial results for the quarter ended June 30, 1999. The Press Release is filed as Exhibit 99.1 to this
Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference. Lakehead owns a 98.9899% limited partner interest in Lakehead Pipe Line Company, Limited Partnership.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     EXHIBITS

         Exhibit 99.1      --       Press Release, dated July 15, 1999, of
                                    Lakehead Pipe Line Partners, L.P.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LAKEHEAD PIPE LINE COMPANY, LIMITED
                                   PARTNERSHIP


Date: July 20, 1999

                                   By: /s/ MARK MAKI
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                                         Mark Maki
                                         Chief Accountant





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                                  EXHIBIT INDEX

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
Exhibit No.                              Description
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
Exhibit 99.1      --       Press Release, dated July 15, 1999, of Lakehead Pipe
                           Line Partners, L.P.
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